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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 26, 2000


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                              000-30111                             76-0474169
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)


                           4000 RESEARCH FOREST DRIVE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL eXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 364-0100
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.           OTHER EVENTS

     We entered into a database access and license agreement with Bristol-Myers Squibb Company on September 26, 2000. Bristol-Myers Squibb will have access under the agreement to our LexVision(TM) database, which contains phenotypic information derived from our gene knockout platform. Scientists use mouse knockouts - in which genes are deleted, or "knocked out," of the mouse genome - to determine which human gene products are valid targets for the discovery and development of new medicines. Bristol-Myers Squibb will also have access to our OmniBank library of more than 90,000 mouse embryonic stem cell clones derived from our gene-trap technology.

         The term of the agreement is five years, although either party may terminate after three years. Under the agreement, we could receive between $15 million and $25 million in access and delivery fees, in addition to milestones and royalties on products Bristol-Myers Squibb develops using our technology.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------
    +10.1           -- LexVision(TM) Database and Collaboration Agreement,
                       dated September 26, 2000, between Lexicon Genetics
                       Incorporated and Bristol-Myers Squibb Company.

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+        Confidential treatment has been requested for a portion of this exhibit. The confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LEXICON GENETICS INCORPORATED


Date:   October 10, 2000                       By: /s/ JEFFREY L. WADE
                                                  ------------------------------
                                                   Jeffrey L. Wade
                                                   Executive Vice President and
                                                   General Counsel

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                                INDEX TO EXHIBITS

 EXHIBIT NO.                            DESCRIPTION
 -----------                            -----------
   +10.1            -- LexVision(TM) Database and Collaboration Agreement,
                       dated September 26, 2000, between Lexicon Genetics
                       Incorporated and Bristol-Myers Squibb Company.

---------------------

+ Confidential treatment has been requested for a portion of this exhibit. The confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.